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                             FORM N-6, ITEM 26(d)
                                    CONTRACTS
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                     American United Life Insurance Company
                              [One American Square
                             Indianapolis, IN 46206]

                             CHANGE OF INSURED RIDER

CHANGE OF THE INSURED MAY BE A TAXABLE EVENT. PLEASE SEEK ASSISTANCE FROM A PERSONAL TAX ADVISOR.


This rider is a part of the policy to which it is attached. The Policy Date of this rider is the same as the Policy Date of the policy unless otherwise stated on page 3. The rider's provisions shall control when there is a conflict between this rider and the policy.

Benefit - While this policy is in force, you may change the individual insured on this policy to a substitute Insured, subject to the conditions as set forth herein. This rider is only available to Non-natural Owners and only one change of the Insured is permitted. The change of Insured will be effective on the Monthiversary following our approval. If the death of the first Insured occurs prior to the effective date of the change of Insured, we will pay the Death Benefit Proceeds and this rider and the policy to which it is attached will be terminated and no change of Insured will be processed.

Conditions  - The  following  conditions  apply for the  request  of a change of
Insured:

     (1) The new Insured must be older than the number of years this policy has been in force;

     (2) We will require satisfactory evidence of insurability on the new Insured subject to our underwriting guidelines in effect at the time of the request;

     (3) The Owner has provided evidence of an insurable interest in the life of the new Insured;

     (4)  The new Insured has provided written consent;

     (5) Any assignee of record has furnished written consent approving the change of the Insured;

     (6) We reserve the right to adjust the Face Amount and the Death Benefit Option on the life of the new Insured, unless otherwise agreed to by the Owner and us;

     (7) Charges after the effective date of the change of Insured will reflect the new Insured's Age, sex, risk classification and any additional rating which may apply;

     (8) The Account Value of the policy will not be adjusted except that Monthly Deductions will be based on the new Insured as of the effective date of the change;

LR-204                                                                    4/08

     (9) There must be sufficient Account Value in the policy to cover one month's amount of the then required Monthly Deductions. If the amount of the Account Value is insufficient to cover those deductions, a premium sufficient to cover the charges is required;

     (10) Any additional benefits or riders on the previous Insured will be cancelled as of the effective date of the change of Insured;

     (11) Supplementary benefits and riders may be added on the new life Insured as the effective date of the change of Insured, subject to our normal requirements and underwriting guidelines on the effective date of the change;

     (12) The Incontestability and Suicide Provisions of the policy will apply to the Total Face Amount of the policy as of the effective date of the change and will begin new on the effective date of the change of Insured;

     (13) Any existing Loan Account will remain as it was prior to the change of Insured.

Reinstatement - If this policy lapses and it is reinstated as described in the Reinstatement provision of the policy, this rider may also be reinstated if a change of Insured has not occurred prior to the policy lapsing.

Termination - This rider terminates when either the:

     (1) Death Benefit Proceeds of the policy to which this rider is attached have been paid;

     (2) The policy to which this rider is attached has been surrendered or

     (3) Upon nonpayment of premium for the policy to which this rider is attached.




             Signed for American United Life Insurance Company(R) by,


                                 Thomas M. Zurek
                                    Secretary

 LR-204                                                                    4/08